Fiscal Third Quarter 2016 Earnings Conference Call November 4, 2016

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non- GAAP information to assist in understanding the operating performance of the company and its operating segments.The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2

Third Quarter 2016 Highlights Improvement actions underway Q3 GAAP EPS ($0.46) loss vs. $0.09 gain prior year Ÿ $137 million ($0.63 per share after tax) impairment related to upstream oil & gas Ÿ $3 million ($0.02 per share after tax) consulting expenses related to restructuring activities Ÿ $3 million ($0.02 per share after tax) in mark-to-market FX and interest rate swaps Q3 Adjusted EBITDA(1) $145.9 million (6.6)% Ÿ 12% growth outside USA Ÿ USA 13% lower, driven by oil & gas decline Adjusted Operating Cash Flow (2) $156.0 million vs. $101.1 million in 2015 Ÿ Cash conversion ratio of 106.9% (3) Ÿ Cash operating margin of 7.8% (4) (1) Variances to Q3 2015 (2) Adjusted EBITDA plus cash flows from changes in AR, Inventory, and AP, less cash used to purchase PP&E (3) Adjusted Operating Cash Flow / Adjusted EBITDA (4) Adjusted Operating Cash Flow / Sales 3

Oil & Gas Impairment and Related Charges Closed four facilities dedicated to upstream oil and gas Note: Expect additional $4 million in site closure costs to be incurred in Q4 2016 through Q1 2017. (1) Accelerated depreciation of $3.8 million is included in depreciation expense. (2) Excludes impairment related charges of $0.3 million associated with EMEA assets held for sale. Three months ended September 30, 2016 Impairment Intangible assets $113.7 Fixed assets $16.5 Unsaleable inventory $3.4 Accelerated depreciation (1) $3.8 Total non-cash, pre-tax charge (2) $137.4 EPS Impact ($0.63) (In millions) 4

Univar – Consolidated Highlights Margin improvement in a sluggish economy • Industrial demand sluggish and tough oil & gas comparisons • Volumes, excluding oil & gas and EMEA restructuring increased • Gross profit per lb. increased despite lower chemical prices • Gross margin increased 150 bps • Adjusted EBITDA margin increased 20 bps KEY METRICS (In millions) (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit Three months ended September 30 2016 2015 Y/Y % Net Sales $1,999.7 $2,206.3 (9.4)% Currency Neutral -- -- (9.4)% Gross Profit $438.1 $450.5 (2.8)% Currency Neutral -- -- (2.5)% Gross Margin 21.9% 20.4% +150 bps Adjusted EBITDA $145.9 $156.2 (6.6)% Currency Neutral -- -- (6.0)% Adjusted EBITDA Margin 7.3% 7.1% +20 bps Conversion Ratio (1) 33.3% 34.7% -140 bps 5

USA – Highlights Early signs of improvement despite sluggish demand • Volumes down 5%- upstream oil & gas volumes down 35%; excluding oil & gas, volumes down 1% • Gross profit per lb. increased 1% • Services revenue up 15%; up 6% organically • Gross margin increased 140 bps • Operating expenses increased 1% 6 Three months ended September 30 2016 2015 Y/Y % Net Sales $1,222.1 $1,364.6 (10.4)% Gross Profit $269.3 $280.7 (4.1)% Gross Margin 22.0% 20.6% +140 bps Adjusted EBITDA $90.1 $103.4 (12.9)% Adjusted EBITDA Margin 7.4% 7.6% -20 bps (In millions) KEY METRICS

CANADA – Highlights Strong Ag season and lower costs drive profit growth • Volumes declined 3% due to weakness in oil & gas markets • Gross profit increased 5% due to improved product mix • Operating expense declined 3% excluding acquisitions 7 Three months ended September 30 2016 2015 Y/Y % Net Sales $260.8 $290.7 (10.3)% Currency Neutral -- -- (13.2)% Gross Profit $55.6 $52.9 5.1 % Currency Neutral -- -- 4.3 % Gross Margin 21.3% 18.2% +310 bps Adjusted EBITDA $26.0 $23.6 10.2 % Currency Neutral -- -- 8.9 % Adjusted EBITDA Margin 10.0% 8.1% +190 bps (In millions) KEY METRICS

EMEA – Highlights Profit growth driven by mix enrichment and restructuring • Volumes increased 2%, despite stagnant industrial demand • Gross margin increased 110 bps due to mix enrichment and restructuring • Operating expense declined due to restructuring • Adjusted EBITDA margin increased 200 bps 8 Three months ended September 30 2016 2015 Y/Y % Net Sales $412.5 $433.2 (4.8)% Currency Neutral -- -- (3.8)% Gross Profit $92.8 $92.6 0.2 % Currency Neutral -- -- 1.1 % Gross Margin 22.5% 21.4% +110 bps Adjusted EBITDA $28.5 $21.3 33.8 % Currency Neutral -- -- 39.4 % Adjusted EBITDA Margin 6.9% 4.9% +200 bps (In millions) KEY METRICS

REST OF WORLD – Highlights Addressing continued soft economic conditions • Sales declined 7% currency neutral • Weak economic conditions and soft oil & gas demand in Mexico • Recession in Brazil pressured margins • Commercial and efficiency actions implemented 9 Three months ended September 30 2016 2015 Y/Y % Net Sales $104.3 $117.8 (11.5)% Currency Neutral -- -- (7.3)% Gross Profit $20.4 $24.3 (16.0)% Currency Neutral -- -- (13.6)% Gross Margin 19.6% 20.6% -100 bps Adjusted EBITDA $6.9 $9.8 (29.6)% Currency Neutral -- -- (28.6)% Adjusted EBITDA Margin 6.6% 8.3% -170 bps (In millions) KEY METRICS

Cash Flow Highlights 10 Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E Excludes additions from capital leases Three months ended 09/30/2016 Three months ended 09/30/2015 Y/Y % Adj. Operating Cash Flow (1) $156.0 $101.1 54.3% Net Working Capital $30.8 ($14.2) NM CapEx (2) ($20.7) ($41.0) (49.5)% Cash Taxes ($3.0) ($14.8) (79.7)% Cash Interest (net) ($42.8) ($11.5) 272.2% Pension Contribution ($8.4) ($16.0) (47.5)% Other ($8.7) ($8.3) 4.8% (In millions)

Balance Sheet Highlights 11 Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents Net Debt divided by trailing 12 month Adjusted EBITDA Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable) LTM ended 9/30/16 LTM ended 9/30/15 Y/Y% Net Debt (1) $2,860.6 $2,967.0 (3.6)% Leverage (2) 5.1x 4.8x 6.3% Interest Coverage (3) 3.5x 3.4x 2.9% Return on Assets Deployed (4) 19.5% 21.5% -200 bps (In millions)

12 Q4 Adjusted EBITDA to be $127 to $132 million Full Year 2016 Adjusted EBITDA to be $555 to $560 million Sluggish demand across global industrial production markets Diminishing headwinds from oil & gas Lower prices than last year, but slight sequential increase Stiffer FX headwinds from Brexit impact Cost savings programs on track Q4 2016 & Full Year 2016 OUTLOOK Q4 2016 EXPECTATIONS

Full Year 2016 Guidance 13 Year ended 12/31/2015 Year ended 12/31/2016 Adjusted EBITDA $600.1 $555-560 CapEx $145.0 ~$100 Effective Tax Rate 38.2% ~15-20% Cash Tax $38.2 ~$5 Pension Payments $59.6 ~$30 Depreciation & Amortization $225.0 ~$238 Debt Amortization $22.3 ~$40 Cash Interest (net) $162.0 ~$150 (In millions)

Appendix A Q3 2016 Adjusted EBITDA Reconciliation 14 Three months ended 9/30/2016 Three months ended 9/30/2015 Adjusted EBITDA $145.9 $156.2 Other operating expenses, net $12.1 $10.2 Depreciation $42.4 $34.3 Amortization $22.5 $22.0 Impairment charges $133.9 $0.0 Interest expense, net $39.5 $39.6 Loss on extinguishment of debt $0.0 $4.8 Other expense (income), net $3.1 $25.6 Income tax expense (benefit) ($44.6) $7.6 Net income (loss) ($63.0) $12.1 (In millions)

Appendix B 2016 Outlook Adjusted EBITDA Reconciliation 15 Year ended 12/31/2016 Outlook Net income $3.4 Depreciation and amortization $238.2 Interest expense, net $161.0 Income tax expense (benefit) ($34.4) Other operating expenses $14.5 Other non-operating items $10.8 Stock based compensation $10.0 Acquisition and integration related expenses $8.0 Redundancy and restructuring $12.1 Impairment Charges $133.9 Adjusted EBITDA $557.5 (In millions)

Appendix C Adjusted Operating Cash Flow 16 Three months ended 09/30/2016 Three months ended 09/30/2015 Adjusted EBITDA $145.9 $156.2 Change in $190.9 $150.2Trade accounts receivable, net Inventories $41.9 $27.6 Trade accounts payable ($202.0) ($192.0) Purchase of PP&E ($20.7) ($40.9) Adjusted operating cash flow $156.0 $101.1